SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 09, 2008
Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

001-33518	20-5164223
Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of Principal Executive Office) (Zip Code)

(703) 312-9500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

FBR Capital Markets Corporation (the “Company”) will present at the Lehman Brothers 2008 Financial Services Conference in New York City on September 9, 2008. A copy of the Company’s corporate presentation will be posted on the Investor Relations portion of the Company’s website. A copy of the presentation is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
Exhibit.
99.1	FBR Capital Markets Corporation Corporate Presentation dated September 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation

Date: September 9, 2008	By:	/s/ Bradley J. Wright
Bradley J. Wright
Executive Vice President, Chief Financial Officer and Treasurer